    As filed with the Securities and Exchange Commission on November 4, 1999

                                                   Registration No. 333-________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                                RSA SECURITY INC.
             (Exact Name of Registrant as Specified in Its Charter)

             DELAWARE                                      04-2916506
   (State or Other Jurisdiction of                       (I.R.S. Employer
    Incorporation or Organization)                     Identification Number)

36 CROSBY DRIVE, BEDFORD, MASSACHUSETTS                      01730
(Address of Principal Executive Offices)                   (Zip Code)


           1998 NON-OFFICER EMPLOYEE STOCK INCENTIVE PLAN, AS AMENDED
                            (Full Title of the Plan)


                             ARTHUR W. COVIELLO, JR.
                               RSA SECURITY INC.
                                 36 CROSBY DRIVE
                          BEDFORD, MASSACHUSETTS 01730
                     (Name and Address of Agent for Service)

                                 (781) 301-5000
          (Telephone Number, Including Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE

=====================================================================================================
                                                 Proposed            Proposed
          Title of                                Maximum             Maximum
         Securities             Amount           Offering            Aggregate          Amount of
           to be                to be             Price              Offering          Registration
         Registered           Registered         Per Share            Price                Fee
-----------------------------------------------------------------------------------------------------

Common Stock, $.01 par         250,000
  value                         shares          $33.1875(1)        $8,296,875(1)          $2,307

=====================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee, and based on the average of the high and low prices of the Common Stock on the Nasdaq National Market on October 28, 1999 in accordance with Rules 457(c) and 457(h) under the Securities Act of 1933.

================================================================================

PART I.  INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The information required by Part I is included in documents sent or given to participants in the Registrant's 1998 Non-Officer Employee Stock Incentive Plan, as amended, pursuant to Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act").


PART II.  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Statement of Incorporation by Reference

         Except as otherwise set forth below, this Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 333-71075 (the "Initial Registration Statement"), filed by the Registrant on January 25, 1999, relating to the Registrant's 1998 Non-Officer Employee Stock Incentive Plan, as amended.

         Item 5 of the Initial Registration Statement is amended and restated in its entirety as follows:

         Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

                  The legality of the Common Stock being offered hereby will be passed upon for the Registrant by Hale and Dorr LLP, Boston, Massachusetts. A senior partner of Hale and Dorr LLP beneficially owns approximately 3,300 shares of the Registrant's Common Stock.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Bedford, Massachusetts on November 4, 1999.


                                        RSA SECURITY INC.



                                        By: /s/ Charles R. Stuckey, Jr.
                                            ------------------------------------
                                            Charles R. Stuckey, Jr.
                                            Chairman of the Board and
                                            Chief Executive Officer



                                POWER OF ATTORNEY

         We, the undersigned officers and directors of RSA Security Inc. hereby severally constitute Charles R. Stuckey, Jr., Arthur W. Coviello, Jr. and Hal J. Leibowitz, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable RSA Security Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


      Signature                                     Title                        Date
      ---------                                     -----                        ----
/s/ Charles R. Stuckey, Jr.            Chairman of the Board of            November 3, 1999
------------------------------------   Directors and Chief
Charles R. Stuckey, Jr.                Executive Officer (Principal
                                       Executive Officer)


/s/ John F. Kennedy                    Senior Vice President and           November 4, 1999
------------------------------------   Chief Financial Officer
John F. Kennedy                        (Principal Financial
                                       and Accounting Officer)

                                       Director
------------------------------------
D. James Bidzos


/s/ Arthur W. Coviello, Jr.            Director                            November 4, 1999
------------------------------------
Arthur W. Coviello, Jr.


/s/ Richard L. Earnest                 Director                            November 4, 1999
------------------------------------
Richard L. Earnest


/s/ Taher Elgamal                      Director                            November 4, 1999
------------------------------------
Taher Elgamal


/S/ Joseph B. Lassiter, III            Director                            November 4, 1999
------------------------------------
Joseph B. Lassiter, III


/s/ George M. Middlemas                Director                            November 4, 1999
------------------------------------
George M. Middlemas


                                       Director
------------------------------------
James K. Sims

                                  EXHIBIT INDEX


Exhibit
Number                           Description
------                           -----------
 4.1      Specimen Certificate of Common Stock, $.01 par value per share, of the
          Registrant is incorporated herein by reference to Exhibit 4.1 to the
          Registrant's Current Report on Form 8-K filed on September 13, 1999

 5        Opinion of Hale and Dorr LLP

 23.1     Consent of Hale and Dorr LLP (included in Exhibit 5)

 23.2     Consent of Deloitte & Touche LLP, independent auditors

 24 Power of Attorney (included in the signature pages of this Registration Statement)